AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 31, 2005
                              REGISTRATION NO. 333-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                        J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                                             26-0037077
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                                6501 Legacy Drive
                                  Plano, Texas
                    (Address of principal executive offices)
                                   75024-3698
                                   (Zip Code)

                           J. C. Penney Company, Inc.
                          2005 Equity Compensation Plan
                            (Full title of the plan)

                              Joanne L. Bober, Esq.
              Senior Vice President, General Counsel and Secretary
                           J. C. Penney Company, Inc.
                                6501 Legacy Drive
                             Plano, Texas 75024-0005
                                 (972) 431-1916
(Name, address, and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                                               Proposed
                                                               maximum
                                            Amount             offering               Proposed maximum          Amount of
Title of securities                         to be              price per share1       aggregate offering        registration
to be registered                            Registered                                price1                    fee
----------------------------------       ------------------    -----------------     ---------------------    ----------------
Common Stock of 50(cent)                   17,200,000           $51.33                 $882,876,000             $111,860.39
par value ("JCPenney Common                Shares3
Stock") of J. C. Penney
Company, Inc. ("Company" or
"Registrant"), including the
associated rights to purchase
shares of the Company's Series A
Junior Participating Preferred Stock,
without par value ("Rights")2
======================================   ==================    =================     =====================     ===============


1 Estimated solely for the purpose of determining the amount of the registration fee in accordance with Rule 457(h) and based on the average of the high and low sales prices of JCPenney Common Stock as reported in the New York Stock Exchange Composite Transactions for May 26, 2005.

2 The Rights are evidenced by the certificates for shares of JCPenney Common Stock and automatically trade with such JCPenney Common Stock. The Rights are currently attached to and transferable only with shares of JCPenney Common Stock registered hereby. Value attributable to such Rights, if any, is reflected in the market price of the JCPenney Common Stock.

3 Number of shares that may be issued by Registrant pursuant to stock options or other stock awards available for future grant under the Company's 2005 Equity Compensation Plan ("Plan"). The Company's Plan provides that the number of shares available under the Plan will be equitably adjusted in the event of a stock dividend, stock split, recapitalization or similar event. Accordingly, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this Registration Statement covers, in addition to the number of shares of JCPenney Common Stock stated above, an indeterminate number of shares that by reason of such event may become available under the Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

     The following documents filed with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

     (1) The Company's Annual Report on Form 10-K for the 52 weeks ended January 29, 2005.

     (2) The Annual Report on Form 10-K of J. C. Penney Funding Corporation ("Funding") for the 52 weeks ended January 29, 2005.

     (3) All documents subsequently filed by the Company and Funding pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

     (4) The description of the Registrant's common stock and Series A Junior Participating Preferred Stock contained in the Registrant's Amendment No. 2 to Form S-3 (SEC File No. 333-74122) as filed with the Commission on March 27, 2002, and any document filed which updates that description.


Item 4.  Description of Securities.

         Not Applicable.


Item 5.  Interests of Named Experts and Counsel.

          The legality of the shares of JCPenney Common Stock being registered hereby has been passed upon by J. L. Bober, Esq., Senior Vice President, Secretary and General Counsel of the Company. As of May 31, 2005, Ms. Bober owned 15,000 shares of JCPenney Common Stock and JCPenney Common Stock voting equivalents of the Company. As of May 31, 2005, Ms. Bober had outstanding options to purchase 70,140 shares of JCPenney Common Stock.

Item 6.  Indemnification of Directors and Officers.

     Section 145 of the General Corporation Law of Delaware permits indemnification of the directors and officers of the Company involved in a civil or criminal action, suit or proceeding, including, under certain circumstances, suits by or in the right of the Company, for any expenses, including attorneys' fees, and (except in the case of suits by or in the right of the Company) any liabilities which they may have incurred in consequence of such action, suit or proceeding under the conditions stated in said Section.

     Article X of the Company's Bylaws provides, in substance, for indemnification by the Company of its directors and officers in accordance with the provisions of the General Corporation Law of Delaware. The Company has entered into indemnification agreements with its current directors and certain of its current officers which generally provide for indemnification by the Company except as prohibited by applicable law. To provide some assurance of payment to the indemnitees of amounts to which they may become entitled pursuant to the aforesaid agreements, the Company has funded a trust.

     In addition, the Company has purchased insurance coverage under policies which insure the Company for amounts which the Company is required or permitted to pay as indemnification of directors and certain officers of the Company and its subsidiaries, and which insure directors and certain officers of the Company and its subsidiaries against certain liabilities which might be incurred by them in such capacities and for which they are not entitled to indemnification by the Company.

Item 7.  Exemption from Registration Claimed.

         Not Applicable.

Item 8.  Exhibits.

         The following exhibits are filed herewith unless otherwise indicated:


Exhibit
Number             Description of Document
--------          --------------------------


4.1 Plan of Acquisition, reorganization, arrangement, liquidation or succession Agreement and Plan of Merger dated as of January 23, 2002 between J. C. Penney Corporation, Inc. ("JCP") and J. C. Penney Company, Inc. ("Company") (incorporated by reference to Exhibit 2 to Company's Form 8-K dated January 27, 2002, SEC File No. 001-15274).

4.2 Restated Certificate of Incorporation of the Company, (incorporated by reference to Exhibit (3)(i) to Company's Form 8-K dated January 27, 2002, SEC File No. 001-15274).

4.3 Bylaws of Company, as amended to February 16, 2005 (incorporated by reference to Exhibit 3(ii) to the Company's Annual Report on Form 10-K for the 52-week period ended January 29, 2005*).

4.4 Indenture, dated as of October 1, 1982, between JCP and U.S. Bank National Association, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association)(incorporated by reference to Exhibit 4(a) to Company's Annual Report on Form 10-K for the 52-week period ended January 29, 1994*).

4.5 First Supplemental Indenture, dated as of March 15, 1983, between JCP and U.S. Bank National Association (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit 4(b) to Company's Annual Report on Form 10-K for the 52-week period ended January 29, 1994*).

4.6  Second  Supplemental  Indenture,  dated as of May 1, 1984,  between JCP and
     U.S. Bank National Association (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit 4(c) to Company's Annual Report on Form 10-K for the 52-week period ended January 29, 1994*).

4.7 Third Supplemental Indenture, dated as of March 7, 1986, between JCP and U.S. Bank National Association, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to
     Exhibit 4(d) to JCP's Registration Statement on Form S-3, SEC File No. 33-3882).

4.8 Fourth Supplemental Indenture, dated as of June 7, 1991, between JCP and U.S. Bank National Association (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit 4(e) to the Company's Registration Statement on Form S-3, SEC File No. 33-41186).

4.9 Indenture, dated as of April 1, 1994, between JCP and U.S. Bank National Association, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit 4(a) to the
     Company's   Registration   Statement  on  Form  S-3,  Commission  File  No.
     33-53275).

4.10 Rights Agreement, dated as of March 26, 1999, between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent (incorporated by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated March 10, 1999*).

4.11 Guaranty dated as of February 17, 1997, executed by JCP, (incorporated by reference to Exhibit 4(c) to J. C. Penney Funding Corporation's Annual Report on Form 10-K for the 52 weeks ended January 25, 1997, SEC File No. 1-4947-1).

4.12 Rights Agreement, dated as of January 23, 2002, by and between Company and Mellon Investor Services LLC as Rights Agent (incorporated by reference to
     Exhibit 4 to Company's Form 8-K dated January 27, 2002, SEC File No. 001-15274).

4.13 Fifth Supplemental Indenture, dated as of January 27, 2002, among the Company, JCP and U.S. Bank National Association, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) to Indenture dated as of October 1, 1982 (incorporated by reference to Exhibit 4(o) to Company's Annual Report on Form 10-K for the 52 weeks ended January 26, 2002, SEC File No. 1-15274).

4.14 First Supplemental Indenture dated as of January 27, 2002, among the Company, JCP and U.S. Bank National Association, Trustee (formerly Bank of America National Trust and Savings Association) to Indenture dated as of April 1, 1994 (incorporated by reference to Exhibit 4(p) to Company's Annual Report on Form 10-K for the 52 weeks ended January 26, 2002, SEC File No. 1-15274).

4.15 First Supplemental Indenture dated as of January 27, 2002, among the Company, JCP and The Bank of New York, Trustee to Indenture dated as of October 15, 2001 (incorporated by reference to Exhibit 4(a)(ii) to Company's Registration Statement on Form S-3, SEC File No. 333-74122).

4.16 First Supplemental Indenture dated as of January 27, 2002, among the Company, JCP and JPMorgan Chase Bank, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) to Indenture dated as of May 1, 1981 (incorporated by reference to Exhibit 4(r) to Company's Annual Report on Form 10-K for the 52 weeks ended January 26, 2002, SEC File No. 1-15274).

4.17 Registration Rights Agreement for Convertible Subordinated Notes dated October 15, 2001, between JCP and Initial Purchasers (incorporated by reference to Exhibit 4(s) to Company's Annual Report on Form 10-K for the 52 weeks ended January 26, 2002, SEC File No. 1-15274).

4.18 Second Supplemental Indenture dated as of July 26, 2002, among the Company, JCP and U.S. Bank National Association, Trustee (formerly Bank of America
     National Trust and Savings Institution) to Indenture dated as of April 1, 1994 (incorporated by reference to Exhibit 4 to Company's Quarterly Report on Form 10-Q for the 13 and 26 week period ended July 26, 2002, SEC File No. 1-15274).

5.1  Opinion of J. L. Bober regarding legality of securities being registered.

23.1 Consent of KPMG LLP.

23.2 Consent of J. L. Bober included in Exhibit 5.1.

24.1 Power of Attorney.


                              * SEC File No. 1-777

Item 9.  Undertakings.

         (a) The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To  reflect  in the  prospectus  any  facts  or  events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                   (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the

     Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on the 31st day of May, 2005.



                                                 J. C. PENNEY COMPANY, INC.





                                                 By: /s/ R. B. Cavanaugh
                                                 -----------------------------
                                                    R. B. Cavanaugh
                                                    Executive Vice President
                                                    and Chief Financial Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures                          Title                          Date
-----------                      -----------                     ----------

/s/ M. E. Ullman, III           Chairman of the Board              May 31, 2005
---------------------           and Chief Executive Officer
M. E. Ullman, III*             (principal executive
                                officer); Director



/s/ R. B. Cavanaugh             Executive Vice President           May 31, 2005
-------------------             and Chief Financial Officer
R. B. Cavanaugh                 (principal financial officer)

/s/ W. J. Alcorn                Senior Vice President,             May 31, 2005
----------------                Controller and Chief
W. J. Alcorn*                   Procurement Officer
                               (principal accounting
                                officer)


/s/ C. C. Barrett               Director                           May 31, 2005
-----------------
C. C. Barrett*


/s/ M. A. Burns                 Director                           May 31, 2005
-----------------
M. A. Burns*


/s/ M. A. Clark                 Director                           May 31, 2005
-----------------
M. A. Clark*


/s/ T. J. Engibous              Director                           May 31, 2005
------------------
T. J. Engibous*


/s/ K. B. Foster                Director                           May 31, 2005
------------------
K. B. Foster*


/s/ V. E. Jordan, Jr.           Director                           May 31, 2005
---------------------
V. E. Jordan, Jr.*


/s/ B. Osborne                  Director                           May 31, 2005
------------------
B. Osborne*


/s/ L. H. Roberts               Director                           May 31, 2005
------------------
L. H. Roberts*


/s/ R. G. Turner                Director                           May 31, 2005
------------------
R. G. Turner*



 * By: /s/ R. B. Cavanaugh
      ------------------------------
        R. B. Cavanaugh
        Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit
Number                    Description of Document
---------                ---------------------------


4.1 Plan of Acquisition, reorganization, arrangement, liquidation or succession Agreement and Plan of Merger dated as of January 23, 2002 between J. C. Penney Corporation, Inc. ("JCP") and J. C. Penney Company, Inc. ("Company") (incorporated by reference to Exhibit 2 to Company's Form 8-K dated January 27, 2002, SEC File No. 001-15274).

4.2 Restated Certificate of Incorporation of the Company, (incorporated by reference to Exhibit (3)(i) to Company's Form 8-K dated January 27, 2002, SEC File No. 001-15274).

4.3 Bylaws of Company, as amended to February 16, 2005 (incorporated by reference to Exhibit 3(ii) to the Company's Annual Report on Form 10-K for the 52-week period ended January 29, 2005*).

4.4 Indenture, dated as of October 1, 1982, between JCP and U.S. Bank National Association, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association)(incorporated by reference to Exhibit 4(a) to Company's Annual Report on Form 10-K for the 52-week period ended January 29, 1994*).

4.5 First Supplemental Indenture, dated as of March 15, 1983, between JCP and U.S. Bank National Association (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit 4(b) to Company's Annual Report on Form 10-K for the 52-week period ended January 29, 1994*).

4.6  Second  Supplemental  Indenture,  dated as of May 1, 1984,  between JCP and
     U.S. Bank National Association (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit 4(c) to Company's Annual Report on Form 10-K for the 52-week period ended January 29, 1994*).

4.7 Third Supplemental Indenture, dated as of March 7, 1986, between JCP and U.S. Bank National Association, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to
     Exhibit 4(d) to JCP's Registration Statement on Form S-3, SEC File No. 33-3882).

4.8 Fourth Supplemental Indenture, dated as of June 7, 1991, between JCP and U.S. Bank National Association (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit 4(e) to the Company's Registration Statement on Form S-3, SEC File No. 33-41186).

4.9 Indenture, dated as of April 1, 1994, between JCP and U.S. Bank National Association, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit 4(a) to the
     Company's   Registration   Statement  on  Form  S-3,  Commission  File  No.
     33-53275).

4.10 Rights Agreement, dated as of March 26, 1999, between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent (incorporated by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated March 10, 1999*).

4.11 Guaranty dated as of February 17, 1997, executed by JCP, (incorporated by reference to Exhibit 4(c) to J. C. Penney Funding Corporation's Annual Report on Form 10-K for the 52 weeks ended January 25, 1997, SEC File No. 1-4947-1).

4.12 Rights Agreement, dated as of January 23, 2002, by and between Company and Mellon Investor Services LLC as Rights Agent (incorporated by reference to
     Exhibit 4 to Company's Form 8-K dated January 27, 2002, SEC File No. 001-15274).

4.13 Fifth Supplemental Indenture, dated as of January 27, 2002, among the Company, JCP and U.S. Bank National Association, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) to Indenture dated as of October 1, 1982 (incorporated by reference to Exhibit 4(o) to Company's Annual Report on Form 10-K for the 52 weeks ended January 26, 2002, SEC File No. 1-15274).

4.14 First Supplemental Indenture dated as of January 27, 2002, among the Company, JCP and U.S. Bank National Association, Trustee (formerly Bank of America National Trust and Savings Association) to Indenture dated as of April 1, 1994 (incorporated by reference to Exhibit 4(p) to Company's Annual Report on Form 10-K for the 52 weeks ended January 26, 2002, SEC File No. 1-15274).

4.15 First Supplemental Indenture dated as of January 27, 2002, among the Company, JCP and The Bank of New York, Trustee to Indenture dated as of October 15, 2001 (incorporated by reference to Exhibit 4(a)(ii) to Company's Registration Statement on Form S-3, SEC File No. 333-74122).

4.16 First Supplemental Indenture dated as of January 27, 2002, among the Company, JCP and JPMorgan Chase Bank, Trustee (formerly First Trust of California, National Association, as Successor Trustee to Bank of America National Trust and Savings Association) to Indenture dated as of May 1, 1981 incorporated by reference to Exhibit 4(r) to Company's Annual Report on Form 10-K for the 52 weeks ended January 26, 2002, SEC File No. 1-15274).

4.17 Registration Rights Agreement for Convertible Subordinated Notes dated October 15, 2001, between JCP and Initial Purchasers (incorporated by reference to Exhibit 4(s) to Company's Annual Report on Form 10-K for the 52 weeks ended January 26, 2002, SEC File No. 1-15274).

4.18 Second Supplemental Indenture dated as of July 26, 2002, among the Company, JCP and U.S. Bank National Association, Trustee (formerly Bank of America
     National Trust and Savings Institution) to Indenture dated as of April 1, 1994 (incorporated by reference to Exhibit 4 to Company's Quarterly Report on Form 10-Q for the 13 and 26 week period ended July 26, 2002, SEC File No. 1-15274).

5.1  Opinion of J. L. Bober regarding legality of securities being registered.

23.1 Consent of KPMG LLP.

23.2 Consent of J. L. Bober included in Exhibit 5.1.

24.1 Power of Attorney.


                              * SEC File No. 1-777

                                                                    Exhibit 5.1
                                                                    -----------
May 31, 2005


Securities and Exchange Commission
450 Fifth Street
Washington, D. C. 20549

Re:       J. C. Penney Company, Inc.
          2005 Equity Compensation Plan
          --------------------------------

Dear Ladies and Gentlemen:

As Senior Vice President, General Counsel and Secretary of J. C. Penney Company, Inc., a Delaware corporation ("Company"), I am familiar with the Restated Certificate of Incorporation of the Company and its Bylaws.

I am also familiar with the J. C. Penney Company, Inc. 2005 Equity Compensation Plan ("Plan"), and the corporate proceedings taken to authorize the offer of shares of JCPenney common stock of 50(cent) par value, together with the preferred stock purchase rights associated therewith (such common stock, together with such associated rights, being hereinafter referred to as the "JCPenney Common Stock"), of the Company thereunder. I have examined the Registration Statement on Form S-8 filed by the Company with the Securities and Exchange Commission on this date for the registration under the Securities Act of 1933, as amended, of 17,200,000 shares of JCPenney Common Stock to be offered pursuant to the Plan. I have also examined such other documents and records as I have deemed appropriate for the purposes of this opinion.

Based on the foregoing, I am of the opinion that the shares of JCPenney Common Stock to be offered pursuant to the Plan have been duly authorized and when issued, will have been legally issued, fully paid, and non-assessable.

I hereby consent to the reference to me in the above-mentioned Registration Statement and to the filing of this opinion as an exhibit to said Registration Statement.

Very truly yours,

/s/ Joanne L. Bober

Joanne L. Bober
Senior Vice President,
General Counsel and Secretary

                                                                    Exhibit 23.1
                                                                    ------------


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
           ---------------------------------------------------------

The Board of Directors
J. C. Penney Company, Inc.:


We consent to the use of our reports dated March 25, 2005 with respect to the consolidated balance sheets of J. C. Penney Company, Inc. and subsidiaries as of January 29, 2005, and January 31, 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended January 29, 2005, management's assessment of the effectiveness of internal control over financial reporting as of January 29, 2005, and the effectiveness of internal control over financial reporting as of January 29, 2005 and our report dated March 25, 2005, with respect to the balance sheets of J. C. Penney Funding Corporation as of January 29, 2005 and January 31, 2004, and the related statements of income, reinvested earnings, and cash flows for each of the years in the three-year period ended January 29, 2005 incorporated by reference herein.






                                                            /s/ KPMG LLP
                                                                KMPG LLP
Dallas, Texas
May 31, 2005

                                                                    Exhibit 24.1
                                                                    ------------
                                POWER OF ATTORNEY
                                ---------------

KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which Company is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of Common Stock of 50(cent) par value of the Company, including the associated rights to purchase shares of Series A Preferred Stock, without par value, of the Company, and, potentially, shares of JCPenney Preferred Stock, for issuance pursuant to the J. C. Penney Company, Inc. 2005 Equity Compensation Plan, hereby constitutes and appoints W. J. Alcorn, J. L. Bober and R. B. Cavanaugh, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her in his or her name, place, and stead, in any and all capacities, to sign said Registration Statement, which is about to be filed, and any and all subsequent amendments to said Registration Statement (including, without limitation, any and all post-effective amendments thereto) and to file said Registration Statement and any and all subsequent amendments to said Registration Statement (including, without limitation, any and all post-effective amendments thereto) so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Securities and Exchange Commission in connection with any matter relating to said Registration Statement and any and all subsequent amendments to said Registration Statement (including, without limitation, any and all post-effective amendments thereto), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 20th day of May, 2005.




/s/ M. E. Ullman, III
---------------------------------------
M. E. Ullman, III
Chairman of the Board and
Chief Executive Officer
(principal executive officer);
Director

/s/ R. B. Cavanaugh                                 /s/ W. J. Alcorn
--------------------------------                   ---------------------------
R. B. Cavanaugh                                    W. J. Alcorn
Executive Vice President and                       Senior Vice President and
Chief Financial Officer;                           Controller
(principal financial officer)                     (principal accounting officer)



/s/ C. C. Barrett                 Director                      May 20, 2005
-------------------
C. C. Barrett


/s/ M. A. Burns                   Director                      May 20, 2005
-------------------
M. A. Burns


/s/ M. K. Clark                   Director                      May 20, 2005
-------------------
M. K. Clark


/s/ T. J. Engibous                Director                      May 20, 2005
-------------------
T. J. Engibous


/s/ K. B. Foster                  Director                      May 20, 2005
-------------------
K. B. Foster


/s/ V. E. Jordan, Jr.             Director                      May 20, 2005
---------------------
V. E. Jordan, Jr.


/s/ B. Osborne                    Director                      May 20, 2005
---------------------
B. Osborne


/s/ L. H. Roberts                 Director                      May 20, 2005
------------------
L. H. Roberts


/s/ R. G. Turner                  Director                      May 20, 2005
-------------------
R. G. Turner